BOARD COMPENSATION ARRANGEMENT – July 2008

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Annual Retainer Fee	$40,000.00

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Committee Chair Annual Fee	$7,500.00

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Audit Committee Chair Annual Fee	$10,000.00

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Lead Director Annual Fee	$10,000.00

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In-Person Board/Committee Meeting Attendance Fee	$1,500.00

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Telephone Board/Committee Meeting Attendance Fee	$1,000.00

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Equity Incentive Grants	As determined periodically by

                                         the Board of Directors. Currently, annual grants with a value of $115,000 based on a Black-Scholes valuation

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